MERIDIAN FUND
                                                 January 24, 1997

To Our Shareholders:

The Meridian Fund's net asset value per share at December 31, 1996 was $30.08. This represents an increase of 11.19% for the calendar year. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 466.82% and 15.00%, respectively. The Fund's assets at the close of the quarter were invested 25.7% in cash and cash equivalents and 74.3% in stocks. Total net assets were $377,619,765 and there were 14,031 shareholders.

After a strong year in 1995, stocks surged ahead again in 1996. There was not a meaningful correction during the year. Investors approved of the stable interest rates, modest economic growth and the fall election results. The S&P 500 advanced from 615.93 to 740.74, a gain of 20.3 percent. The NASDAQ (over-the-counter) index gained 22.7 percent and the Russell 2000, representing smaller companies, gained 14.7 percent. Large capitalization stocks were the star performers and accounted for the majority of the S&P 500 and NASDAQ gains. For Example, Coca Cola was up 42 percent, Gillette 49 percent, IBM 66 percent, Cisco 71 percent, Microsoft 88 percent, and Intel 131 percent.

Interest rates moved modestly higher. The Dow Jones Bond Index declined from
105.36 to 103.78, a drop of 1.5 percent during 1996. The yield on the five-year treasury bond increased from 5.4 percent to 6.2 percent.

Nineteen ninety-six was a solid year for the economy. Gross Domestic Product increased approximately 2.5 percent, unemployment declined, consumer prices increased 3.3 percent and interest rates rose slightly. The economy shows no imminent signs of danger. The consensus forecast for 1997 is for slow growth, moderate inflation and stable interest rates. We don't argue with this forecast, but we are somewhat cautious. This economic cycle is in its sixty-ninth month. The average post war expansion has averaged fifty months. This late in the business cycle it becomes increasingly difficult to show adequate growth without experiencing higher levels of inflation and interest rates or other negative side effects.

The past two years have been frustrating for us. Most of the best performing large capitalization stocks, such as Intel, Microsoft and Cisco, were too big for us to own. Furthermore, we have been unwilling to pay the price necessary to own the rapidly growing small and medium-sized growth stocks in our universe. We have carried a high cash position and postured the portfolio somewhat defensively. The discipline of being price conscious, especially late in the business cycle, has served us well over the years. We continue to believe that price is an important consideration when investing and we do not plan a change in strategy. We will continue to invest in small and medium-sized growth stocks with above average earnings prospects, but only when the price offers a positive risk/reward relationship.

We enter 1997 with stock prices at record levels and the economic expansion about to enter its seventh year. Valuations are clearly above historical averages. Performance during the new year will depend on continued growth in corporate profits and stable or lower interest rates. It's hard for us to imagine that the large capitalization growth stocks such as Intel, Microsoft, and Cisco, will offer investors good returns, given current price levels. At some point, investors will be forced to invest in other sectors of the market to achieve performance. Good relative performance during the new year, in our opinion, will shift to some of the less fashionable smaller and mid cap companies.

We sold our positions in Cato Corporation, MFS Communications, Neuromedical Systems and Riscorp, Inc. during the quarter. We purchased shares in Arden Realty Group, Mazel Stores, Inc., Nu Skin Asia Pacific, Inc. and Verifone, Inc.

We have owned shares in Kohl's Corporation for some time. Kohl's unique combination of discount and department store strengths has given the company an edge in this competitive retail environment. Merchandise is more focused than in department stores, pricing is aggressive and stores are more appealing than discounters. The company has 150 large stores, primarily in the midwest. Plans are for approximately 20 percent annual square foot expansion for the next few years. Immediate expansion will include filling in existing markets and going into Washington DC and Philadelphia. Kohl's is well managed, has an excellent track record and good prospects. The shares sell at approximately 22 times our 1997 estimate.

We wish everyone a happy and prosperous New Year.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                                       President

SCHEDULE OF INVESTMENTS AND NET ASSETS
DECEMBER 31, 1996
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
     COMMON STOCK - 74.3%
       BANKING AND FINANCE - 2.2%
          Bancorp Hawaii, Inc. ................................  200,000       $8,400,000
       CELLULAR COMMUNICATIONS - 4.4%
          AirTouch Communications, Inc. .......................  358,000        9,039,500
          Vanguard Cellular Systems, Inc. - Class A............  470,000        7,402,500
       CONSUMER PRODUCTS - 2.8%
          Nu Skin Asia Pacific, Inc. ..........................  265,000        8,181,875
          The York Group, Inc. ................................  120,000        2,340,000
       CONSUMER SERVICES - 7.9%
          Service Corp. International..........................  440,000       12,320,000
          Sotheby's Holdings, Inc. - Class A...................  480,000        8,940,000
          Stewart Enterprises, Inc. - Class A..................  255,000        8,670,000
       ENERGY - 2.6%
          Belden & Blake Corp. ................................  265,000        6,757,500
          Lomak Petroleum, Inc. ...............................  172,000        2,945,500
       HEALTH SERVICES - 12.2%
          American Medical Response, Inc. .....................  236,000        7,670,000
          Beverly Enterprises, Inc. ...........................  490,000        6,247,500
          Health Management Associates, Inc. ..................  380,000        8,550,000
          Quorum Health Group, Inc. ...........................  435,000       12,941,250
          Vivra, Inc. .........................................  395,000       10,911,875
       INDUSTRIAL SERVICES - 2.3%
          Paychex, Inc. .......................................  170,000        8,744,375
       MEDIA - 2.3%
          British Sky Broadcasting Group plc...................  165,000        8,662,500
       REAL ESTATE INVESTMENT TRUSTS - 12.9%
          Arden Realty Group, Inc. ............................  355,000        9,851,250
          Equity Residential Properties Trust..................  210,000        8,662,500
          Oasis Residential, Inc. .............................  270,000        6,142,500
          Spieker Properties, Inc. ............................  285,000       10,260,000
          Tanger Factory Outlet Centers, Inc. .................  220,000        5,967,500
          The Town and Country Trust...........................  540,000        7,897,500

                                  (unaudited)

DECEMBER 31, 1996
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------

     COMMON STOCK (continued)
       RESTAURANTS - 2.4%
          Buffets, Inc. .......................................  550,000       $5,018,750
          Cracker Barrel Old Country Store, Inc. ..............  164,000        4,161,500
       RETAIL - 14.0%
          Bed, Bath and Beyond, Inc. ..........................  340,000        8,245,000
          Heilig-Meyers Company................................  354,600        5,762,250
          Kohl's Corporation...................................  310,000       12,167,500
          Mac Frugals Bargains * Closeouts Inc. ...............  340,200        8,887,725
          Mazel Stores, Inc. ..................................   82,000        1,845,000
          The Gymboree Corporation.............................  260,000        5,947,500
          Value City Department Stores, Inc. ..................  400,000        4,200,000
          Williams-Sonoma, Inc. ...............................  155,000        5,638,125
       TECHNOLOGY - 8.3%
          Molex Inc. - Class A.................................  226,250        8,060,156
          National Data Corp. .................................  200,000        8,700,000
          VeriFone, Inc. ......................................  225,000        6,637,500
          Xilinx, Inc. ........................................  210,000        7,730,625
                                                                             ------------
       TOTAL COMMON STOCK
          (Identified cost $213,323,548)................................      280,507,256
       U.S. GOVERNMENT OBLIGATIONS
          (Identified cost $83,927,843) - 22.5%
       U.S. Treasury Bills @ 5.120% due 01/09/97........................       84,905,745
                                                                             ------------
       TOTAL INVESTMENTS (Identified Cost $297,251,391).................      365,413,001
     CASH AND OTHER ASSETS LESS LIABILITIES - 3.2%......................       12,206,764
                                                                             ------------
     NET ASSETS - 100%..................................................     $377,619,765
                                                                             ============
     Shares of capital stock outstanding................................       12,553,460
                                                                             ============
     Net asset value per share..........................................           $30.08
                                                                             ============

                                  (unaudited)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
================================================================================

     ASSETS
       Investments (Cost $297,251,391)....................................   $365,413,001
       Cash and cash equivalents..........................................     13,215,791
       Receivables for:
          Sales of captial stock..........................................        159,218
          Dividends.......................................................        385,814
          Interest........................................................         26,072
       Prepaid expenses...................................................         11,821
                                                                             ------------
          TOTAL ASSETS....................................................    379,211,717
                                                                             ------------

     LIABILITIES
       Payables for:
          Capital stock repurchased.......................................        466,500
          Distributions...................................................        735,682
       Accrued expenses...................................................        389,770
                                                                             ------------
          TOTAL LIABILITIES...............................................      1,591,952
                                                                             ------------
     NET ASSETS...........................................................   $377,619,765
                                                                             ============
     Shares of capital stock outstanding, par value $.01 (25,000,000
       shares authorized).................................................     12,553,460
                                                                             ============
     Net asset value per share (offering and redemption price)............         $30.08
                                                                             ============
     Net assets consist of:
       Paid in capital....................................................   $304,187,510
       Accumulated net realized gain......................................      6,180,290
       Net unrealized appreciation on investments.........................     67,183,708
       Undistributed net investment income................................         68,257
                                                                             ------------
                                                                             $377,619,765
                                                                             ============

                                  (unaudited)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

     INVESTMENT INCOME
       Dividends............................................    $2,004,353
       Interest.............................................     2,561,501
                                                               -----------
            Total investment income.........................                    $4,565,854
     EXPENSES
       Investment advisory fees.............................     1,495,083
       Transfer agent fees..................................       164,775
       Registration and filing fees.........................        43,812
       Pricing fees.........................................        36,800
       Reports to shareholders..............................        34,960
       Custodian fees.......................................        32,200
       Auditing fee.........................................        12,880
       Association dues.....................................        11,592
       Insurance............................................         9,397
       Directors' fees and expenses.........................         3,419
       Legal................................................           920
       Taxes................................................           806
                                                               -----------
            Total expenses..................................                     1,846,644
       Net investment income................................                     2,719,210
                                                                               -----------
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.....................    15,030,598
       Net decrease in unrealized appreciation on
          investments.......................................    (5,807,805)
                                                               -----------
       Net realized and unrealized gains on investments.....                     9,222,793
                                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................     $11,942,003
                                                                               ===========

                                  (unaudited)

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                               Period Ended       Year Ended
                                                            December 31, 1996    June 30, 1996
                                                            ------------------   -------------
     OPERATIONS
     Net investment income...............................        $2,719,210         $3,658,897
     Net realized gains on investments...................        15,030,598         36,920,382
     Net increase (decrease) in unrealized appreciation
       of investments....................................        (5,807,805)        29,588,487
                                                                -----------        -----------
       Net increase from operations......................        11,942,003         70,167,766
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income................        (4,397,895)        (3,746,716)
     Distributions from net realized capital gains.......       (33,152,104)        (6,610,825)
                                                                -----------        -----------
       Total distributions...............................       (37,549,999)       (10,357,541)
                                                                -----------        -----------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock.........................        31,782,376         82,130,543
     Reinvestment of distributions.......................        35,326,505          9,581,641
     Less: redemptions...................................       (47,968,140)       (95,588,642)
                                                                -----------        -----------
       Increase (decrease) resulting from capital share
          transactions...................................        19,140,741         (3,876,458)
                                                                -----------        -----------
     Total decrease in net assets........................        (6,467,255)        55,933,767
     NET ASSETS
     Beginning of period.................................       384,087,020        328,153,253
                                                                -----------        -----------
     End of period (includes undistributed net investment
       income of $68,257 and $1,746,942, respectively)...      $377,619,765       $384,087,020
                                                                ===========        ===========

                                  (unaudited)

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                 For the
                six months
                  ended                                       For the fiscal year ended June 30,
               December 31,   ---------------------------------------------------------------------------------------------------
                   1996         1996       1995       1994      1993      1992      1991      1990      1989     1988      1987
               ------------   --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Net Asset
Value - Beginning
 of Period.....     $32.21      $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93   $13.65    $15.29    $17.02
                 --------     --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Income from
Investment
 Operations
---------------
Net Investment
 Income
 (loss)........        .22         .30        .27        .09      (.01)      .07       .20       .06      .41      (.11)      .02
Net Gains
 (Losses) on
 Securities
 (both realized
 and
 unrealized)
 ..............        .77        5.47       3.63        .76      5.51      3.45       .49      2.84     1.87      (.29)     (.52)
                 --------     --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Total From
 Investment
 Operations....        .99        5.77       3.90        .85      5.50      3.52       .69      2.90     2.28      (.40)     (.50)
                 --------     --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Less Dividends
and
Distributions
---------------
Dividends from
 net investment
 income........      (0.36)       (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)     .00      (.02)     (.07)
Distributions
 from net
 realized
 capital
 gains.........      (2.76)       (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)     .00     (1.22)    (1.16)
                 --------     --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Total Dividends
 and
 Distributions...      (3.12)     (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)     .00     (1.24)    (1.23)
                 --------     --------   --------   --------   -------   -------   -------   -------   ------   -------   -------
Net Asset
 Value - End of
 Period........     $30.08      $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71   $15.93    $13.65    $15.29
                 ========     ========   ========   ========   =======   =======   =======   =======   ======   =======   =======
Total Return...      3.12%      21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%   16.70%    (2.99%)   (2.57%)
                 ========     ========   ========   ========   =======   =======   =======   =======   ======   =======   =======
Ratios/Supplemental
Data
---------------
Net Assets, End
 of Period (in
 thousands)....   $377,620    $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058   $9,598   $10,706   $18,701
Ratio of
 Expenses to
 Average Net
 Assets........      0.97%*      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%    2.01%+    1.85%+    1.72%
Ratio of Net
 Investment
 Income (Loss)
 to Average Net
 Assets........      1.42%*      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%    2.83%+    (.59%)+    .15%
Portfolio
 Turnover
 Rate..........        32%*        34%        29%        43%       61%       61%       85%       66%      62%       58%       88%
Average
 Commission
 Paid per
 Share.........    $0.0592     $0.0588         --         --        --        --        --        --       --        --        --

+ Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund.

* annualized
      The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $297,251,391, the aggregate gross unrealized appreciation is $76,146,653 and the aggregate gross unrealized depreciation is $8,962,945 resulting in net unrealized depreciation of $67,183,708.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for

FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

        financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1996 and June 30, 1996, were as follows:

                                                      December         June
                                                        1996           1996
                                                     ----------     ----------
        Shares sold                                   1,009,660      2,717,761
        Shares issued on reinvestment of
          distributions                               1,166,025        322,055
                                                     -----------    -----------
                                                      2,175,685      3,039,816
        Shares redeemed                              (1,546,455)    (3,138,480)
                                                     -----------    -----------
        Net increase (decrease)                         629,230        (98,664)
                                                     ===========    ===========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1996 was $2,000.

FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

6.  INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended December 31, 1996 were $44,330,382 and $66,105,663, respectively.

   b. INCOME PRODUCING INVESTMENTS: At December 31, 1996, those investments in securities which produce investment income (cash dividends) are Arden Realty Group, Bancorp Hawaii, Inc., British Sky Broadcasting Group plc, Cracker Barrel Old Country Store, Inc., Equity Residential Properties Trust, Heilig-Meyers Company, Kohl's Corporation, Lomak Petroleum, Inc., Molex, Inc. - Class A, National Data Corp., Oasis Residential, Inc., Paychex, Inc., Service Corp. International, Sotheby's Holdings, Inc., Spieker Properties, Inc., Stewart Enterprises, Inc., Tanger Factory Outlet Centers, Inc., The Town and Country Trust and The York Group, Inc. All other investments in securities are non-income producing.

                                                     MERIDIAN FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT
                                     [LOGO]
                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1996